UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 2, 2022

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 Eldorado Blvd. Broomfield, Colorado	80021-8869
(Address of principal executive offices)	(Zip Code)
(720)
888-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered by Lumen Technologies, Inc. pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.
On November 2, 2022, certain affiliates (collectively, “Sellers”) of Lumen Technologies, Inc. (the “Company”) entered into a Put Option Agreement (the “Put Option Agreement”) with Colt Technology Services Group Limited (“Purchaser”).
Under the Put Option Agreement, following completion of the consultation processes with the French works council of Sellers’ French affiliate and subject to certain terms and conditions, Purchaser has granted the Sellers an option (the “Option”) to require Purchaser to execute and deliver a definitive share purchase agreement (the “Purchase Agreement”) to acquire Sellers’ business (the “Divestiture”) conducted within Europe, the Middle East and Africa (“EMEA”) in exchange for US$1.8 billion, subject to working capital and other customary purchase price adjustments.
Under the Put Option Agreement, Sellers have granted Purchaser an exclusivity undertaking for a period of twelve (12) months. Once the Option has been exercised by Sellers it cannot be canceled or terminated by Purchaser (save for if the Sellers are in breach of the Put Option Agreement).
The Divestiture will be structured as the sale of Sellers’ EMEA subsidiaries (and certain related US assets), including the Sellers’ terrestrial and subsea networks (including transatlantic cables), data centers and network equipment in the region.
Purchaser has confirmed that it has access to financing in an amount sufficient to complete the Divestiture.
Upon consummating the Divestiture, affiliates of Purchaser and Sellers plan to enter into various commercial agreements designed to permit, among other things, the parties to continue to serve their respective customers.
The Divestiture is subject to customary closing conditions, including:

•	receipt of authorizations required to be obtained from the U.S. Federal Communications Commission;

•	clearance of the Divestiture by the Committee on Foreign Investment in the United States; and

•
receipt of authorizations required to be obtained from, or notifications required to be furnished to, various other antitrust or other regulatory agencies with jurisdiction over the operations of the business being divested.

The Purchase Agreement will provide that Sellers and Purchaser may mutually agree to terminate the Purchase Agreement before completing the Divestiture. In addition, the Purchase Agreement will terminate if the Divesture is not consummated on or before the first anniversary of the Put Option Agreement, subject to the right of either party to extend the Purchase Agreement in certain circumstances for up to an additional six months.
Under the Purchase Agreement, Sellers and Purchaser will agree to customary representations, warranties and covenants, including covenants (i) necessary to segregate Sellers’ divested business from the Company’s other retained businesses (including the Company’s continued right to sell its Company’s Content Delivery Network and Vyvx products in all markets) and (ii) with respect to conduct of the divested business prior to the consummation of the Divestiture. Sellers have also agreed to indemnify Purchaser for certain pre-closing taxes,
litigation liabilities and other matters, and agreed to refrain from competing with Purchaser in certain respects in EMEA for a period of two years following completion of the Divestiture.
A copy of the Put Option Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference. The foregoing description of the Put Option Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Put Option Agreement.

Additional information about the Divestiture is contained in the Company’s press release issued on November 2, 2022. That press release is filed as Exhibit 99.1 to this Current Report on
Form 8-K and
is incorporated by reference herein.
Forward Looking Statements
Except for the historical and factual information contained herein, the matters set forth in this Current Report on
Form 8-K and
the press release attached hereto, including statements regarding the expected transaction proceeds, timing, and benefits of the proposed transaction, and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “intends,” “will” and similar expressions, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: the ability of the parties to timely and successfully receive the required approvals of regulatory agencies; the possibility that the anticipated benefits from the proposed transaction cannot be realized in the manner contemplated; the possibility that it may be more difficult than anticipated to segregate the Company’s EMEA business from its other businesses in connection with the Divestiture; the possibility that the post-closing commercial relationships between the parties will not operate in the manner currently contemplated; the possibility that the Company might be required to pay higher than anticipated tax payments, to make unanticipated payments under the transaction agreements or to otherwise receive less net cash proceeds than anticipated; the possibility that the Company’s customers, vendors or employees could react unfavorably to the Divestiture; changes in the Company’s cash requirements, financial position or business, operational or financial plans; the effects of competition from a wide variety of competitive providers; the purchaser’s ability to successfully maintain the quality of its product and service offerings and to introduce new offerings on a timely and cost-effective basis; and other risk factors and cautionary statements as detailed from time to time in the Company’s reports filed with the U.S. Securities and Exchange Commission. There can be no assurance that the Company’s proposed Divestiture of its EMEA business will in fact be consummated in the manner described or at all. You should be aware that new factors may emerge from time to time and it is not possible for us to identify all such factors nor can we predict the impact of each such factor on the proposed transaction. You should not place undue reliance on these forward looking statements, which speak only as of the date of this Current Report on
Form 8-K.
Unless legally required, the Company undertakes no obligation and expressly disclaims any such obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Furthermore, any information about our intentions contained in any of our forward-looking statements reflects our intentions as of the date of such forward-looking statement, and is based upon, among other things, regulatory, technological, industry, competitive, economic and market conditions, and our related assumptions, as of such date. We may change our intentions, strategies or plans without notice at any time and for any reason.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Put Option Agreement, dated as of November 2, 2022, by and among certain affiliates of Lumen Technologies, Inc. and Colt Technology Services Group Limited.

99.1	Press Release, dated November 2, 2022.

104	Cover page formatted as Inline XBRL and contained in Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. and Level 3 Parent, LLC have duly caused this Current Report on Form
8-K
to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: November 2, 2022	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

LEVEL 3 PARENT, LLC

Dated: November 2, 2022	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President and General Counsel

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